STANDARD AUTOMOTIVE CORPORATION

                OPTION FOR THE PURCHASE OF SHARES OF COMMON STOCK

FOR VALUE RECEIVED, Standard Automotive Corporation (the "Company"), hereby certifies that Carl Massaro is entitled to purchase from the Company, at any time or from time to time during the five (5) year period commencing on the day and year the "Lock-up Period" under the lock-up agreement between Carl Massaro and Westport Resources Investment Services, Inc. (a copy of which is annexed hereto), dated December 8, 1997, shall terminate and ending at 5:00 P.M., New York City time, on the fifth anniversary date of such termination (hereinafter, the "Exercise Period"), fifty thousand (50,000) fully paid and nonassessable shares of the common stock of the Company for an aggregate purchase price of $_____________ (computed on the basis of $________ per share or 115% of the initial public offering price per share of the Company's common stock). Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Option (as hereinafter defined) are referred to as the "Option Shares," (iii) the aggregate purchase price payable hereunder for the Option Shares is referred to as the "Aggregate Option Price," (iv) the price payable hereunder for each of the Option Shares is referred to as the "Per Share Option Price," (v) this Option and all options hereafter issued in exchange or substitution for this Option or such other options are referred to as the "Options" and (vi) the holder of this Option and all other Options is referred to as the "Holder". The Aggregate Option Price is not subject to adjustment. The Per Share Option Price is subject to adjustment as hereinafter provided. In the event of any such adjustment, the number of Option Shares shall be adjusted by dividing the Aggregate Option Price by the Per Share Option Price in effect immediately after such adjustment.

1.   Exercise of Option

     a)   Exercise for cash

     The Holder may exercise this Option in whole at any time or in part from time to time (but not for fewer than five thousand (5,000) Option Shares upon any partial exercise) during the Exercise Period, by the surrender of this Option (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 8(a) hereof, together with proper payment of the Aggregate Option Price, or the proportionate part thereof if this Option is exercised in

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     part. Payment for Option Shares shall be made by certified or official bank check payable to the order of the Company. If this Option is exercised in part, this Option must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Option covering the Option Shares which have not been exercised and setting forth the proportionate part of the Aggregate Option Price applicable to such Option Shares. Upon such surrender of this Option the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Option is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Option, or the proportionate part thereof if this Option is exercised in part, pursuant to the provisions of this Option.

     b)   Cashless Exercise

     In lieu of exercising this Option in the manner set forth in Subsection 1(a) above, this Option may be exercised by surrender of the Option without payment of any other consideration, commission or remuneration, by execution of the cashless exercise subscription form (at the end hereof, duly executed). The number of shares to be issued in exchange for this Option will be computed by subtracting the Option Exercise Price from the closing bid price of the Common Stock on the date of receipt of the cashless exercise subscription form, multiplying that amount by the number of shares represented by the Option, and dividing by the closing bid price as of the same date.

2.   Reservation of Option Shares, Listing

     The Company agrees that prior to the expiration of this Option, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Option, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Option, free and clear of all restrictions on sale or transfer (except for applicable state or federal securities law restrictions, and as hereinafter otherwise specifically restricted) and free and clear of all pre-emptive rights.


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3.   Adjustment of the Per Share Option Price

     a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Per Share Option Price shall be adjusted proportionally so that thereafter, upon the exercise of any Option, the Holder thereof shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned if such Holder had exercised such Option immediately prior to such dividend payment, distribution, subdivision or combination, as the case may be. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

     b) In case of any capital reorganization or reclassification of the Company's Common Stock, or any consolidation or merger to which the Company is a party (other than a merger or consolidation in which (i) the Company is the continuing corporation and (ii) there is no capital reorganization or reclassification), or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety followed by the liquidation of the Company, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Option shall have the right thereafter to convert such Option into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Option been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this
          Section 3 with respect to the rights and interests thereafter of the Holder of this Option to the end that the provisions set forth in this
          Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Option. The above provisions of this


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

          Subsection 3(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the conversion of this Option shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder not less than 10 days prior to such event. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Option thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Option promptly after such adjustment) shall determine the allocation of the Per Share Option Price (as the same may have been adjusted as set forth in Subsection 3(a)) between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

4.   Fully Paid Stock; Taxes

     The Company agrees that the shares of the Common Stock represented by each and every certificate for Option Shares delivered on the exercise of this Option shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Option Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Option Share or certificate therefor.

5.   Securities Not Registered; Transferability; Legend

     a) Neither this Option, any other Options, nor the Option Shares are or will be registered under the Securities Act of 1933, as amended (the "Act") or registered or qualified under any state securities laws, and must be held indefinitely unless subsequently registered under the Act and qualified or registered under applicable state securities laws, or an exemption from such registration and/or qualification is available. The Company is under no obligation to so register or qualify this Option, any other Options or the Option Shares. The Company may require an opinion of counsel satisfactory to the Company and its counsel prior to authorizing (i) the delivery of Option Shares upon exercise of this Option, or (ii) any transfer of this Option, any other Options or any Option Shares in reliance upon an exemption from such registration or qualification, to the effect that the issuance or transfer is so exempt. Any other Options and the certificates representing all Option Shares shall bear the following legend:


          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT AND AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER ANY APPLICABLE STATE SECURITIES LAW, OR WITHOUT COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND/OR QUALIFICATION. THE COMPANY MAY REFUSE TO AUTHORIZE ANY TRANSFER OF THE SECURITIES IN RELIANCE ON A CLAIMED EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNTIL IT HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED."

     b) Anything contained herein to the contrary notwithstanding, neither this Option nor any other Options may be sold, transferred, assigned, pledged or hypothecated until the termination of the Lock-up period except pursuant to: (i) a bona fide gift the transferee of which has agreed to be bound by this subsection 5(b), and (ii) through the laws of descent.

     c) The Company will file on a timely basis all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended.

6.   Loss, etc., of Option

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and of indemnity reasonably satisfactory to the Company, if lost,


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

     stolen or destroyed, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver to the Holder a new Option of like date, tenor and denomination.

7.   Option Holder Not Shareholder

     Except as otherwise provided herein, this Option does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.   Communication

     No notice or other communication under this Option shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     a) the Company at 321 Valley Road, Hillsborough Township, New Jersey 08876-4056, or such other address as the Company has designated in writing to the Holder; or

     b) the Holder at 1511 Casey Key Drive, Punta Gorda, Florida 33950, or such other address as the Holder has designated in writing to the Company.

9.   Headings

     The headings of this Option have been inserted as a matter of convenience and shall not affect the construction hereof.

10.  Applicable Law

     This Option shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.


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

IN WITNESS WHEREOF, Standard Automotive Corporation has caused this Option to be signed by its President and its corporate seal to be hereunto affixed by its Secretary as of the __________________ day of December 1997.

                                        STANDARD AUTOMOTIVE CORPORATION



                                        By:_________________________________
                                                       President

ATTEST:

______________________________
Secretary

    [Corporate Seal]

                                  SUBSCRIPTION

The undersigned, _____________ , pursuant to the provisions of the foregoing Option, hereby agrees to subscribe for and purchase shares of the Common Stock of Standard Automotive Corporation covered by said Option, and makes payment therefor in full at the price per share provided by said Option.

Dated:                                 Signature:_______________________________

                                       Address: ________________________________

                                                ________________________________

                                                ________________________________


                         CASHLESS EXERCISE SUBSCRIPTION

The undersigned, ______________________, pursuant to the provisions of the foregoing Option, hereby agrees to subscribe to that number of shares of Common Stock of Standard Automotive Corporation as are issuable in accordance with the formula set forth in paragraph 1(b) of said Option, and makes payment therefore in full by surrender and delivery of this Option.

Dated:                                 Signature: ______________________________

                                       Address: ________________________________

                                                ________________________________

                                                ________________________________


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